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                                                                    Exhibit 10.7

                     SCHEDULE OF INDEMNIFICATION AGREEMENTS

The Company has entered into indemnification agreements with the following individuals:

         -  Gerard B. Moersdorf, Jr.
         -  Robert L. Smialek
         -  James H. Blough
         -  Thomas W. Huseby
         -  William H. Largent
         -  Curtis A. Loveland
         -  Gerard B. Moersdorf, Sr.
         -  Richard W. Oliver
         -  Alexander B. Trevor